U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K


     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported)
                               December 22, 2006



                           Commission File No. 0-32893
                           CAL-BAY INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

               NEVADA                                   26-0021800
    (State or other jurisdiction of          (IRS Employer Identification No.)
   incorporation  or  organization)


              2111 Palomar Airport Road, Suite 100, Carlsbad, CA 92011
                    (Address of principal executive offices)

                                 (760) 930-0100
                           (Issuer's telephone number)


    (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS
OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On December 21, 2006 the Company filed its 10QSB for the quarter ended September 30, 2006. Subsequent to the filing management realized that a preliminary draft of the 10QSB was filed instead of the final 10QSB. Upon reviewing the filing it will be noted that the filed 10QSB in question indicates that it is a "Preliminary draft" on the First page of the Balance sheet.

The entity we use for our Edgar filings is closed until December 27. Please be advised that our final 10QSB for the Quarter ended September 30, 2006 will be filed upon their return to business next week.

Item 9.01 Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired

              Not Applicable

          (b) Pro Forma Financial Information

              Not Applicable

          (c) Exhibits.

              The following Exhibit is hereby filed as part of this Current Report on Form 8-K:

Exhibit           Description
-------           -----------

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                              Cal Bay International, Inc.
                                               (Registrant)


Date:   December 22, 2006                         By: /s/ Roger E Pawson
                                                   -------------------------
                                                   Roger E Pawson,
                                                   Chief Executive Officer